In the middle left hand margin of all pages, a stamp that reads: UNITED MEXICAN STATES.- Atty. Jesus Jose Francisco Arturo Lizarraga Murguia.- ACTING NOTARY PUBLIC NUMBER 36.- Hermosillo, Sonora, Mexico.

MINING AGREEMENT
(UNILATERAL PROMISE OF TRANSFER OF OWNERSHIP OF MINING
CONCESSIONS, GRANTING OF EXPLORATION RIGHTS, AND ESTABLISHMENT
OF SECURITY INTEREST ON OWNERSHIP OF MINING CONCESSIONS)

entered into

on June 13 (thirteen), 2009 (two thousand and nine)

by and between

Minera de Suaqui Grande, S. de R.L. de C.V.
(“Suaqui Grande”),
Represented by Jorge Luis Fimbres Castillo,

on one hand,

and

Minera Sandia, S.A. de C.V.
“”Minera Sandia”),
Represented by William Pierce Carson,

On the other hand,
pursuant to the recitals and clauses below.

RECITALS
UNDER OATH OF TELLING THE TRUTH

I.	By Suaqui Grande:

(A)

It is a Mexican stock corporation lawfully organized under instrument of public record number 1,909 (one thousand nine hundred nine), volume 83 (eighty three), executed before and certified by Rene Ramirez Buentello, notary public number 80 (eighty) for and in Hermosillo, Sonora, and with residence in this notarial district, on January 17 (seventeen), 1996 (one thousand nine hundred ninety six), registered in the Commerce Section, book one, under number 11,802 (eleven thousand eight hundred two) of volume 54 (fifty four) of the Public Registry of Property and Commerce of Hermosillo, Sonora, on January 23 (twenty three), 1996 (one thousand nine hundred ninety six).

	(B)	It is the exclusive and legitimate holder of the following mining concessions:

1.

Mining concession on the “Guadalupana” lot with an area of 49 has. (forty nine hectares), located in the Municipality of Suaqui Grande, Sonora, according to title number 177,330 (one hundred seventy seven thousand three hundred thirty), valid to March 17 (seventeen), 2011 (two thousand eleven), registered under number 330 (three hundred thirty), on page 83 (eighty three) of volume 240 (two hundred forty) of the General Book of Mining Concessions of the

Mining Agreement
Minera Suaqui Grande S. de R.L. de C.V. and
Minera Sandia, S.A. de C.V.
June 13, 2009

Public Registry of Mining, on March 19 (nineteen), 1986 (one thousand nine hundred eighty six).

2.

Mining concession on the “La Sonora” lot with an area of 56 has. (fifty six hectares), located in the Municipality of Suaqui Grande, Sonora, according to title number 202,870 (two hundred two eight hundred seventy), valid to April 1 (one), 2046 (two thousand forty six), registered under number 250 (two hundred fifty), on page 125 (one hundred twenty five) of volume 289 (two hundred eighty nine) of the General Book of Mining Concessions of the Public Registry of Mining, on April 2 (two), 1996 (one thousand nine hundred ninety six).

The mining concessions described in the subsections of this recital (B) shall be referred to hereinafter as the “Concessions”, which includes all the rights resulting thereof and the lots covered thereby, hereinafter shall be referred to as the “Lots”.

(C)

On June 13 (thirteen), 2009 (two thousand and nine), it entered into an agreement with Minera Lyell Sociedad Anonima de Capital Variable (Stock Corporation of Variable Capital) (“Lyell”) and both parties ratified it before attorney Jesus Jose Francisco Arturo Lizarraga Murguia, notary public number 35 (thirty five) in and for Hermosillo, Sonora, in order to formalize the non-exercise of the purchase option and advance termination of the mining agreement (the “ Termination Agreement”), agreement through which, among others, they formalized the termination of the Mining Agreement (Unilateral Promise for the transfer of ownership of the mining concessions, granting exploration rights, and establishment of a security interest on the ownership of the mining concessions), entered into by Suaqui Grande and Lyell on March 13 (thirteen), 2008 (two thousand and eight) and ratified it on that same date before attorney Rafael Gastelum Salazar, notary public number 97 (ninety seven) in and for Hermosillo, Sonora, Mexico, in relation to the aforementioned Concessions, registered under number 140 (one hundred forty=, on page 87 (eighty seven), front side, of volume 23 (twenty three) of the Book of Mining Acts, Agreements and Contracts of the Public Registry of Mining, dated April 30 (thirty), 2008 (two thousand and eight).

The Termination Agreement of reference is in the process of registration at the Public Mining Registry.

(D)

Except for that which has been expressly set forth or stated in the foregoing subsection, the Concessions and Lots are free and clear of attachments, earmarked for attachments, judicial attachments; earmarked for judicial attachments, limitations of ownership, mortgages, pledges, depositories, provisional notations in the Public Registry of Property, notations of being subject to litigation, promises, options, trusts, contracts or agreements of any type (including, without limitation, agreements or contracts for the operation, administration, supervision, maintenance or other similar ones), royalties, lawsuits, complaints, judicial proceedings, arbitration proceedings, administrative cancellation

Mining Agreement
Minera Suaqui Grande S. de R.L. de C.V. and
Minera Sandia, S.A. de C.V.
June 13, 2009

proceedings, annulment, or inexistence, or any other type, expropriation proceedings, and in general, free and clear of any other liens or charges (all of these conditions, shall hereinafter, be referred to generically as “Liens”, in singular or in plural, depending on the context); nothing exists that could consequently bring about the establishment, imposition, registration, continuation, or subsistence of Liens on the Concessions or the Lots and neither are there potential or threatened Liens.

(E)

It is current in the compliance of the obligations imposed upon it by the Mining Law in relation to the Concessions, especially in regard to the submittal of reports proving mining works on the Lots and the payment of mining rights, with the exception of those of the first semester of this year, which shall be covered by Sandia.

(F)

There is no legal, administrative, arbitration difference or controversy, or any difference or controversy of any other type between (i) Suaqui Grande and any or the owners or possessors of the surface land where the Lots are located (the “Surface Land”) or between Suaqui Grande and any of the owners or possessors of the surface land adjacent to that where the Lots are located; (ii) Suaqui Grande and any of the owners or possessors of surface land which must be traversed for entering into and exiting the Lots; (iii) Suaqui Grande and any of the holders of the mining concessions covered by the adjacent Lots or between Suaqui Grande and whoever has the contract rights resulting of said mining concessions; and (iv) Suaqui Grande and any person or entity that is a holder of the rights related to the extraction, use, exploitation of underground or surface water or, which in fact extracts, uses, exploits said water; and Suaqui Grande foresees that there shall be no such difference or controversy between Minera Sandia and any of the persons referred to in the different subsections of this section (E).

(G)

Suaqui Grande does not owe any sum, nor shall execute any action it has promised to pay or execute and that it has not paid or executed, for the benefit of any of the persons referred to in the immediate previous subsection or for the benefit of other persons that could be consider they have been harmed due to any omission of this type and Suaqui Grande has not failed to comply any other obligation it has agreed to comply or satisfy for the benefit of any of the persons referred to in the immediate previous section.

(H)

It has access and the right to use, exploit, or occupy the Surface Land for mining purposes without obstacles, in a continuous and unrestricted manner and said access and rights are not subject to any lien or encumbrance whatsoever and that it has not committed or placed a lien in any way whatsoever on said accesses and rights other than the way in which it has been agreed hereunder and with a person or part other than Minera Sandia.

(I)

There is no condition in the soil, subsoil, surface or underground water currents or reservoirs, the atmosphere, flora, fauna, or other natural elements located on the Surface Land that is or could be considered as an infringement of the Law of Ecological Balance and Environmental Protection, its applicable regulations, and the Mexican official norms on the subject (that Law, regulations, and official norms herein are referred

Mining Agreement
Minera Suaqui Grande S. de R.L. de C.V. and
Minera Sandia, S.A. de C.V.
June 13, 2009

to as the “Environmental Law”), or official Mexican laws, regulations, or norms applicable in matters related to health, sanitation, industrial safety, explosives, or any analogous ones (hereinafter, referred to as “Other Relevant Ordinances”); particularly, without prejudice of the foregoing, in the soil, subsoil, surface or subsoil water currents and reservoirs, the air, flora, fauna, or other natural resources of the surface elements of the Lots, there are no toxic, radioactive, or contaminant wastes or substances in any other way, with respect to which no measures have been taken or the actions set forth in the Environmental Law have not been executed.

(J)

There is no, nor does Suaqui Grande expect there to be any administrative, judicial, or any other type of procedure tending to investigate the condition of the Surface Land or its natural elements (including, without limitation, its air, subsoil, water, flora, and fauna) due to infringements of the Environmental Law or Other Relevant Ordinances or tending to sanction its owners or whomever works or has worked therein, due to infringements of the Environmental Law or any of the Other Relevant Ordinances; and none of these violations or infringements has occurred, and Suaqui Grande has not received any notice or notification, nor has become aware of any investigation related to said conditions; therefore, Minera Sandia shall not be bothered by any of the aforementioned procedures.

(K)

Nothing prevents it from lawfully entering into and complying with the stipulations of this agreement and entering into said agreement and complying with said stipulations shall not violate any legal norm, nor any provision or contractual agreement, whatever their nature, notwithstanding the person or persons with which it has been entered into.

(L)

It has delivered to Minera Sandia all the maps, plans, reports, and other materials and information in possession or control of Suaqui Grande in relation to works performed in or with respect to the Lots.

(M)

It has agreed to enter into this agreement with Minera Sandia to grant to it, among others, a unilateral promise to sell the ownership of the Concessions and exclusive and irrevocable exploration rights of the minerals which, in a given case, are found in the Lots.

II.	By Minera Sandia:

(A)

It is a Mexican corporation lawfully organized under instrument of public record number 5,798 (five thousand seven hundred ninety eight), volume 142 (one hundred forty two), executed before and certified by attorney Jesus Jose Francisco Arturo Lizarraga Murguia, acting notary public number 35 (thirty five), in and for Hermosillo, Sonora, on June 1 (one), 2009 (two thousand and nine), currently in process of registration at the Public Registry of Commerce and the Public Mining Registry.

(B)

Its corporate purpose is the mining-metallurgical industry in general and therefore, to be the owner and to exploit and conduct business with all types of properties related to the said industry; to perform all acts or to enter into all agreements or contracts directly or indirectly, related

Mining Agreement
Minera Suaqui Grande S. de R.L. de C.V. and
Minera Sandia, S.A. de C.V.
June 13, 2009

thereto, besides requesting and obtaining and through any other means, to acquire mining concessions or contractual rights to explore or exploit mineral substances, as well as to transfer, lien, and in any other way, to dispose of said concessions or rights, among other activities.

(C)

It has agreed to enter into this agreement with Suaqui Grande for the purpose to acquire from the latter, among others, a unilateral promise for the sale of the ownership of the Concessions and exclusive and irrevocable exploration rights for the mineral substances, which, in a given case, may exist in the Lots.

Due to that which has been stated and its respective interests and purposes, Suaqui Grande and Minera Sandia enter into this Mining Agreement and bind themselves pursuant to the following:

CLAUSES

1

INCORPORATION OF
STATEMENTS TO THE CLAUSES OF THIS AGREEMENT, BY REFERENCE

(A)

The parties ratify the statements which under oath of telling the truth, they made in the chapter of recitals hereof and which are incorporated to this clause by this reference, as if literally inserted, for all legal effects.

(B)

The parties warrant and commit to the truthfulness, completeness and accurateness of the recitals made in the chapter of recitals hereof; these are no simple general statements on benefits and damages that can naturally result from these facts or entering or not entering into this agreement or simple statements of facts or backgrounds without any binding content.

(C)	For having been granted, bound by their truthfulness, completeness and accurateness, said statements have motivated the will and the consent of the parties for entering into this agreement.

(D)

The parties are not aware of any fact, event, or circumstance of a material nature that have not been disclosed to the other party and that should have been disclosed in order to make the statements object of this clause, truthful, accurate, and complete, or to avoid these from being misleading or malicious, and particularly, Suaqui Grande has not omitted to state or declare anything which, if having been stated, would have motivated Minera Sandia not to enter into this agreement or not to exercise the Option or all other rights acquired hereby.

(E)

The statements of the parties shall survive the exercise of the Option, entering into the Final Agreement (as it is defined hereinafter), and the acquisition of any right or interest on any of the properties object of the Option by Minera Sandia, and, therefore, shall continue binding them and shall also survive and as such, shall continue binding the parties to any lawsuit, action or claim being filed, suit being filed or brought due to failure to comply or attributed to failure to comply herewith or due to the falseness, incompleteness, or inaccuracy of any of said declarations.

2

Mining Agreement
Minera Suaqui Grande S. de R.L. de C.V. and
Minera Sandia, S.A. de C.V.
June 13, 2009

UNILATERAL SALES AND OPTION PROMISE

(A)

Suaqui Grande commits to transfer to Minera Sandia (or whomever the latter may designate), the titles of the Concessions, granting to Minera Sandia, a unilateral, irrevocable, and exclusive option to purchase said titles, subject to what has been agreed to herein (said right in this agreement shall be referred to as the “Option”).

The Option is unilateral because it commits Suaqui Grande to transfer the titles and ownership, but does not commit Minera Sandia to acquire or purchase them.

The Option is irrevocable because it shall not be revoked, withdrawn, or cancelled otherwise, or be terminated during its term without Minera Sandia’s prior, express, written and conclusive consent, granted in writing before a notary public by whoever is appointed and entitled to do so.

The Option is exclusive because it has been granted only to Minera Sandia and because during its term, options or rights for the same or similar purposes may not be lawfully granted to any other person or entity, for whatever concept and under any legal mechanism or form whatsoever and the option or rights granted in violation of this exclusiveness shall not be opposable, nor shall damage Minera Sandia.

The Option includes the unilateral, irrevocable, and exclusive right or option, in the sense stated in this paragraph (A), (i), to acquire the mining concessions which, in a given case, may substitute those defined herein as the “Concessions” or the mining concessions, which, in a given case, may be awarded to Suaqui Grande or any other person or entity, directly or indirectly related to Suaqui Grande, to cover holes between or adjacent to any of the Lots or between or adjacent to any of the lots covered by said mining concessions; (ii) to acquire the title to permits, licenses, concessions, authorizations, consents, favorable environmental impact resolutions, environmental risk assessments, authorizations for change of land use, concessions for the extraction, exploitation, use and development of underground water, concessions for the exploitation, use, and development of surface water; concessions for the discharge of waste water, soil use expert opinions, and acts of similar authorities which, in a given case, substitute any of those defined here as “Permits”, or the title to any modification or extension thereof; all of what has been set forth in this paragraph shall be subject to all the terms and conditions set forth herein and without the need of paying any additional or other amount than that which has been agreed to herein.

(B)

For granting the Option, on June 13 (thirteen), 2009 (two thousand and nine), Minera Sandia shall pay to Suaqui Grande US$1,000.00 (one thousand dollars, legal tender of the United States of America), plus the amount of US$150 (one hundred fifty dollars, legal tender of the United States of America) as Value Added Tax.

To maintain the Option effective, as well as all other rights that Suaqui Grande confers hereby to Minera Sandia, Minera Sandia shall pay to Suaqui Grande, the following sums, at the latest on the stated dates:

Mining Agreement
Minera Suaqui Grande S. de R.L. de C.V. and
Minera Sandia, S.A. de C.V.
June 13, 2009

(1)

US$ 99,000 (ninety nine thousand dollars, legal tender of the United States of America) at the latest on March 13 (thirteen), 2010 (two thousand and ten), plus value added tax. This payment shall extend the Term of the Option to March 13 (thirteen), 2011 (two thousand and eleven).

(2)

US$ 125,000 (one hundred twenty five thousand dollars, legal tender of the United States of America) at the latest on March 13 (thirteen), 2011 (two thousand and eleven), plus value added tax. This payment shall extend the Term of the Option to March 13 (thirteen), 2012 (two thousand and twelve).

If Minera Sandia exercises the Option, which shall occur at the latest on March 13 (thirteen) 2012 (two thousand and twelve) (hereinafter referred to as the “Term of the Option”), Minera Sandia shall pay Suaqui Grande US$1,307,000 (one million three hundred seven thousand dollars, legal tender of the United States of America), plus value added tax, on the date on which Suaqui Grande, before a notary public or notary public for commercial and administrative matters) executes and ratifies it signature and acknowledges the content of the final agreement (hereinafter, referred to the “Final Agreement” through which the transfer of the titles to the Concessions to Minera Sandia is formalized, without prejudice of what is agreed to in subsection (F) in this clause.

Against the payment made by Minera Sandia to Suaqui Grande of the sums agreed to in this subsection (B), Suaqui Grande shall deliver to Minera Sandia, invoices that shall comply with all tax requirements and which shall transfer and itemize the value added tax at the applicable rate.

Suaqui Grande shall pay its corresponding taxes resulting from this agreement, pursuant to the applicable laws.

Whenever the last date of those agreed to in the different numerals of subsection (B) of this clause falls on a holiday, the payment may be made on the business day immediately after said holiday and the payment thus made shall not be deemed to be extemporary, subject to what has been set forth in clause 4 (four) hereof.

Suaqui Grande shall provide to Minera Sandia the data of its banking account into which Minera Sandia shall deposit the payments referred to in this subsection (B). If such data are not provided, or if Minera Sandia decides to make said payments through a check directly delivered to Suaqui Grande and has not done so before the last date of the respective terms, Minera Sandia shall make such payments at 10:00 AM (ten hours in the ante meridian) on the last day of said respective terms, precisely at Suaqui Grande’s domicile set forth in clause 11 (eleven) hereof, subject to what has been set forth in clause 4 (four) hereof. If Minera Sandia elects to pay Suaqui Grande through a check, it shall be a check to be credited to the beneficiary’s account.

Minera Sandia may make the payments set forth in this clause in the stated currency, or its equivalent in Mexican legal tender, at the rate of exchange

Mining Agreement
Minera Suaqui Grande S. de R.L. de C.V. and
Minera Sandia, S.A. de C.V.
June 13, 2009

published in the Official Gazette of the Federation on the business day immediately prior to that on which the payment is made.

None of the amounts payable to Suaqui Grande pursuant to subsection (B) of this clause and other clauses hereof, shall generate interests in favor of Suaqui Grande or any other person.

(C)

If during the term of the Mining Option, Minera Sandia decides to exercise the Option, it shall notify it to Suaqui Grande through a written notice (hereinafter, referred to as the “Notice of Exercise”), in the understanding that the Notice of Exercise, at least, shall set forth the place, date, and time on which the Final Agreement shall be formalized, which should occur at the latest within a 10 (ten) calendar day term following the date the Notice of Exercise has been received by Suaqui Grande. The delivery of the Notice of Exercise shall commit Suaqui Grande to execute, ratify, acknowledge, and deliver the Final Agreement to Minera Sandia and shall provide Minera Sandia with the right and action to demand and obtain said execution, ratification, acknowledgement, and delivery hereof by Suaqui Grande, according to the terms of the law and the Notice of Exercise itself, all of this without prejudice of what has been stipulated in subsection (F) of this clause 2 (two).

The option shall be deemed automatically exercised and therefore, the transfer of the title of the Concessions, in favor of Minera Sandia (or whoever the latter may designate) shall be understood perfected, without the need of sending a Notice of Exercise to Suaqui Grande, on the same day on which Minera Sandia, in a given case, completes the payment to Suaqui Grande, of all the amounts set forth in subsection (B) of this clause.

If Minera Sandia omits to make any of the payments set forth in subsection (B) of this clause 2 (two), it shall be understood it has decided not to exercise the Option and that this agreement has been terminated in advance, without any further liability, nor obligation for it (with the exception of those set forth in the Environmental Law), but without prejudice of and subject to what has been agreed to in clause 4 (four).

(D)	The following shall be agreed to in the Final Agreement:

1.

The Final Agreement shall formalize the transfer of the titles of the Concessions in favor of Minera Sandia (or whoever the latter may designate), in exchange for the price referred to in numeral 3 (three) of this subsection (D) of this clause, plus Value Added Tax.

2.

Suaqui Grande shall transfer to Minera Sandia, the titles of the Concessions which shall be free and clear of liens and the Concessions, Related Agreements, and Permits in full force, regularity, and compliance of the obligations stipulated or contained therein or set forth in the applicable laws.

3.

The price for the transfer of the titles of the Concessions, the Related Agreements and Permits (referred to herein as the “Transfer Price”) shall be US$1,532,000 (one million five hundred thirty two thousand dollars, legal tender of the United States of America), which is the sum of the amounts set forth in subsection (B) of this clause, upon which

Mining Agreement
Minera Suaqui Grande S. de R.L. de C.V. and
Minera Sandia, S.A. de C.V.
June 13, 2009

payment, it shall be deemed said titles have been transferred to Minera Sandia.

The amounts to be delivered by Minera Sandia to Suaqui Grande in accordance with subsection (B) of this clause shall be deemed delivered and received for the account of the Transfer Price if Minera Sandia exercises the Option.

The balance of the Transfer Price, once the amounts, if any, referred to in the immediately foregoing paragraph have been deducted, shall be paid to Suaqui Grande at the formalization of the Final Agreement.

If Minera Sandia decides not to exercise the Option, either by the omission of any of the payments set forth in subsection (B) of clause 2 (two), without prejudice of what has been agreed to in clause 4 (four), or through express written notice in this sense, delivered or sent to Suaqui Grande, the sums already paid by Minera Sandia to Suaqui Grande shall remain in favor of Suaqui Grande.

4.

It shall be deemed the titles of the Concessions have been transferred or assigned to Minera Sandia on the precise day on which Minera Sandia has completed paying to Suaqui Grande, the total amount of US$1,532,000 (one million five hundred thirty two dollars, legal tender of the United States of America), which is the sum of the amounts set forth in subsection (B) of this clause, if Minera Sandia opts to exercise the Option, the Final Agreement shall be deemed effective, only if said transfer or assignment has been formalized. The possession of said rights to Minera Sandia shall also be deemed delivered or confirmed, as the case may be, as of the precise day on which Minera Sandia has completed paying to Suaqui Grande the referred total amount of US$ 1,532,000 (one million five hundred thirty two thousand dollars, legal tender of the United States of America, without the need of any further agreement or act by Suaqui Grande.

5.	Suaqui Grande shall be liable for claim for better title or for defects of any of the titles assigned, without any limitation.

6.	Each party shall pay its corresponding taxes resulting from the Final Agreement, pursuant to the applicable laws.

7.

It shall be agreed that the expenses for the formalization of the Final Agreement before a notary public and those related to its registration in the Public Registry of Mining shall be paid by Minera Sandia.

8.

In the Final Agreement it shall also be agreed that Suaqui Grande, at any time, and at its expense, shall defend Minera Sandia, its successors, and assignees against any person alleging better rights on or in relation to the titles to the Concessions or the titles to any of the Related Agreements, or the title to any of the Permits.

9.

In the Final Agreement it shall also be agreed that Suaqui Grande (i) shall hold Minera Sandia harmless from demands, accusations, complaints, claims, proceedings, lawsuits, sanctions, fines, liabilities,

Mining Agreement
Minera Suaqui Grande S. de R.L. de C.V. and
Minera Sandia, S.A. de C.V.
June 13, 2009

orders to suspend activities or to close, resolutions and judgments directly or indirectly related to the actual or alleged failure to comply the Suaqui Grande’s obligations (or those of any other person) for works executed in any of the Lots prior to the Date of Execution, set forth in the Environmental Law and in Other Relevant Ordinances directly or indirectly related to works performed in any of the Lots prior to the Date of Execution; (ii) shall indemnify Minera Sandia for damages and shall compensate it for damages suffered by it directly or indirectly in relation to the failure to comply any of said obligations; and (iii) shall reimburse Minera Sandia for the fees and costs and procedural expenses paid by Minera Sandia to defend itself from said demands, accusations, complaints, claims, proceedings, lawsuits, sanctions, fines, liabilities, resolutions, and judgments.

The same liability is assumed by Minera Sandia in regard to Suaqui Grande for acts or works it may perform on the Lots for the duration of the Option, if Minera Sandia does not exercise said Option.

10.

Suaqui Grande (i) shall hold Minera Sandia harmless from demands, accusations, complaints, claims, proceedings, lawsuits, sanctions, liabilities, orders to close or suspend activities, fines, and judgments directly or indirectly related to works and personnel which Suaqui Grande or any other person has hired prior to the Date of Execution, for the execution of works in any of the Lots, which among others include, without limitation, obligations related to the respective labor benefits, the Mexican Social Security Institute, the Institute for the National Workers Housing Fund, retirement savings funds, and withholding and payment of any type of taxes generated by reason of said labor relations; (ii) shall indemnify Minera Sandia for damages and shall compensate it for losses sustained by Minera Sandia directly or indirectly in relation to the failure to comply any of said obligations; and (iii) shall reimburse Minera Sandia the fees and costs and procedural expenses paid by Minera Sandia to defend itself from said demands, accusations, complaints, claims, proceedings, lawsuits, sanctions, liabilities, orders to close or suspend activities, fines and judgments.

The same liability is assumed by Minera Sandia in regard to Suaqui Grande for acts or works it may perform on the Lots for the duration of the Option, if Minera Sandia does not exercise said Option.

For no reason and under no circumstance shall it be deemed that Minera Sandia is substituting, nor shall it substitute Suaqui Grande or any other person that ahs executed works in the Lots prior to the Date of Execution, as employer in its labor relations with the personnel or workers referred to in the first paragraph of this numeral 10 (ten) and neither shall it be deemed that Minera Sandia is assuming the compliance of any of said obligations in another concept or diverse means. If the employer substitution operates by law, Suaqui Grande agrees to reimburse and shall reimburse Minera Sandia within a 5 (five) calendar day term following the day on which Minera Sandia were to demand it, the amounts Minera Sandia had paid for labor obligations related to those that had not been complied by the employer that Minera Sandia has substituted by law, plus its accessories, and procedural fees, costs, and expenses paid by Minera Sandia in relation to said employer

Mining Agreement
Minera Suaqui Grande S. de R.L. de C.V. and
Minera Sandia, S.A. de C.V.
June 13, 2009

substitution, plus conventional interests on delayed payments at a 12% (twelve percent) annual rate.

11.

In the Final Agreement, Suaqui Grande shall transfer to Minera Sandia any contracts, agreements, or rights of any other type which Suaqui Grande has in relation to the use, occupancy, exploitation, transit, an access to the Surface Land other that those referred herein as “Related Agreements”, as well as all permits, licenses, concessions, authorizations, consents, resolutions, assessments, and similar authorizations, concessions, and acts of authority that Suaqui Grande had obtained in relation directly or indirectly with the Lots, other than those referred to herein as “Permits”, to the degree in which these are transferable or assignable, all without the need or Minera Sandia’s obligation to pay to Suaqui Grande or any other person any different or additional amount than the Transfer Price; therefore, the latter shall also be understood in exchange for everything which Suaqui Grande transfers to Minera Sandia pursuant to this numeral.

12.

The Final Agreement shall contain the additional stipulations which normally are contained in final sales purchase agreements or agreements for the transfer of title of mining concessions, pursuant to Mexican law, but none thereof shall be incompatible or contrary to those which are the object of this preliminary agreement. If due to any reason, the parties do not agree on said additional stipulations, the Final Agreement shall be entered into with the minimum stipulations object of subsection (D) of this clause 2 (two) and with all others in this clause 2 (two) that are relevant.

(E)

Suaqui Grande and Minera Sandia shall ratify the signatures they set upon the Final Agreement and shall acknowledge its content or shall formalize or record it in an instrument of public record before a notary public whose name and professional address shall be provided in the Notice of Exercise.

(F)

Suaqui Grande subscribes a special irrevocable power of attorney for acts of administration and a special irrevocable power of attorney for acts of ownership to Eduardo Robles Elias, Juan Jose Duarte Bravo, Ivan Moreno Torrescano, and Jose Joaquin Cabrera Ochoa, for the exclusive purpose that, jointly or separately, at Suaqui Grande or Minera Sandia’s written request, on behalf and for the account of Suaqui Grande, they may (i) execute the Final Agreement, which shall simply formalize the transfer of the title of the Concessions; (ii) appear before a notary public in order to ratify their signatures and acknowledge the content of the Final Agreement, or in order to formalize or record it before the credence of said notary public; (iii) to file the Final Agreement (or the instrument of public record which has recorded or formalized it) at the Public Mining Registry for its registration; and (iv) to execute or perform all other acts which in their opinion may be convenient or appropriate for the purposes stated in this subsection (F). The power of attorney granted in this clause shall be irrevocable since it has been subscribed as a condition herein and, furthermore, as a means for Suaqui Grande to comply with the obligations it contracted hereunder and for the purposes of article 2,596 (two thousand five hundred ninety six) of

Mining Agreement
Minera Suaqui Grande S. de R.L. de C.V. and
Minera Sandia, S.A. de C.V.
June 13, 2009

the Federal Civil Code which sets forth: “The principal may revoke the mandate whenever and how it may deem fit, except in those cases in which its subscription has been stipulated as a condition in a bilateral agreement or as a means to comply with a contracted obligations.”

In order for the representatives designated in the immediate foregoing paragraph may be legitimated to execute, formalize, and deliver the Final Agreement on behalf and for the account of Suaqui Grande for the benefit of Minera Sandia, it shall suffice to have Minera Sandia deliver or send to them (i) a certification stating that Minera Sandia exercised the Option and (ii) a copy of the vouchers proving that Minera Sandia paid to Suaqui Grande the Transfer Price in full, or that it deposited it before a judicial authority, certified by a notary public.

The exercise of the power of attorney referred to in this subsection (F) under the circumstances stated therein shall be under the absolute and exclusive liability of Minera Sandia and Suaqui Grande, which shall hold the representatives harmless from any actions, claims, complaints, lawsuits, or accusations originating from Minera Sandia or Suaqui Grande or any other person and shall pay al reasonable lawyers fees, expenses, costs, and procedural damages and all other related disbursements which said representatives may pay in order to defend the acts executed by them in the exercise of the power of reference and the exercise of the power of attorney itself.

Minera Sandia shall pay the fees paid to the representatives for the exercise of the power of attorney referred to in this subsection (G), as well as the reimbursement of the proven expenses incurred by the representatives due to said reason.

(G)

Minera Sandia shall pay the mining rights levied on the Concessions as of the Date of Execution and during the Term of the Option, and those payments shall not be understood as being for the account of the Transfer Price; it shall make the minimum investments on the Lots, required in order to maintain the Concessions in force; it shall submit the respective reports proving the works performed, in a timely manner, and shall execute any other acts or actions for the same purpose, in order to maintain the Concessions in force.

Minera Sandia shall provide to Suaqui Grande copies of the receipts of the payment of mining rights and the reports proving the works performed referred to in the foregoing paragraph, at Suaqui Grande’s written request.

(H)

If Minera Sandia does not exercise the Option, or if this agreement is rescinded or terminated due to any other reason, Minera Sandia shall pay the mining rights levied on the Concessions for the semester immediately following that during which Minera Sandia gave notice to Suaqui Grande that it would not exercise the Option or during which this agreement was rescinded or terminated and at Suaqui Grande’s written request, it shall provide to Suaqui Grande a copy of the receipts for the payment of said mining rights and Minera Sandia shall also prove the investments made for the calendar year immediately prior to the year during which the agreement was rescinded or terminated and shall also provide to Suaqui Grande, at its written request, copies of the vouchers for investments made in the Lots

Mining Agreement
Minera Suaqui Grande S. de R.L. de C.V. and
Minera Sandia, S.A. de C.V.
June 13, 2009

during the precise period of time during the calendar year in which said rescission or termination occurred.

(I)

Minera Sandia shall not have any obligation to explain or to justify to Suaqui Grande or any other person why it decided not to exercise the Option, in a given case, and Minera Sandia’s failure to exercise the Option shall not provide to Suaqui Grande or any other person the right to any action for damages and losses and of no other type against Minera Sandia.

3

EXCLUSIVE AND IRREVOCABLE EXPLORATION RIGHTS AND RELATED MATTERS

(A)

Suaqui Grande grants to Minera Sandia the exclusive and irrevocable right to (i) exploit the mineral substances which, in a given case, may exist in the Lots; (ii) to exercise the rights and to comply with the obligations resulting from the Related Agreements; and (iii) to exercise the rights and comply with the obligations resulting from the Permits, all of which (the latter to the degree in which it lawfully possible) during the Term of the Option, without any further obligations for Minera Sandia than those agreed to herein.

The rights granted by Suaqui Grande to Minera Sandia in this clause are exclusive, because these have been granted only to Minera Sandia and because these may not lawfully be granted to any other person or entity, by any concept or any legal mechanism or form and such rights granted by Suaqui Grande infringing this exclusiveness shall not be opposable, nor shall damage Minera Sandia.

The rights granted by Suaqui Grande to Minera Sandia in this clause are irrevocable, because these may not be revoked, withdrawn, or be cancelled or terminated otherwise, if not with Minera Sandia’s prior, express, written and conclusive consent, provided before a notary public by whoever has been appointed and has powers for such purpose.

Consequently OF WHAT HAS BEEN AGREED TO IN THIS CLAUSE, Minera Sandia may execute all works which purpose is to explore mineral substances that, in a given case may exist in the Lots, for which it may:

	1.	Prior consent or authorization of the owner or possessor of the Surface Land, or prior resolution of temporary occupancy pronounced pursuant to the Mining Law and its Regulation,

a.

use the roads, trails, lanes, alleys, and other means of communication already existing on the Surface Land (the “Roads”) in order to travel and freely transport personnel, machinery, tools, mineral substances, and goods of any other type;

b.

modify and extend the traces of already existing roads or disable, construct, refurbish and provide maintenance to new Roads on the Surface Land for the purpose of travel and transportation referred to in the foregoing paragraph;

Mining Agreement
Minera Suaqui Grande S. de R.L. de C.V. and
Minera Sandia, S.A. de C.V.
June 13, 2009

c.

build fences around all those zones and areas of the Surface Land that due to safety or sanitation reasons, reasons of an environmental nature or any other type, in the exclusive opinion of Minera Sandia must remain isolated or having restricted access;

d.	construct and extend or dismantle or disassemble camps, dormitories, warehouses, storerooms, workshops, offices, and facilities required for the works of Minera Sandia, without any restriction;

e.	construct drill jigs and drill bore holes;

f.	to perform all types of prospecting activities or search for ores and their deposits;

g.	make measurements and set up markers used for marking boundaries for areas or zones inside or in the periphery of the Surface Land;

h.

take, analyze, and execute other types of tests with soil and subsoil samples and samples of the mineral substances existing therein for metallurgical tests, assays and other types of tests and assays, and to dispose thereof at Minera Sandia’s sole criteria; and

i.

perform or conduct on the Surface Land any other actions, constructions, and activities necessary or convenient in Minera Sandia’s opinion, whose purpose is to identify ore deposits and to quantify and evaluate economically exploitable reserves contained therein.

2.	To obtain the expropriation, temporary occupancy, or establishment of easements on the Surface Land, indispensable to execute the mining works.

3.	To execute or perform any other actions, constructions, and activities necessary or convenient, in Minera Sandia’s exclusive opinion, to execute its mining works.

(B)

The amounts paid by Minera Sandia to Suaqui Grande pursuant to what has been set forth in subsection (B) of clause 2 (two) and other parts hereof, shall be deemed paid also in exchange for the rights granted to it by Suaqui Grande, pursuant to the foregoing paragraph of this clause and of others that Suaqui Grande grants to Minera Sandia hereunder.

(C)	Hereby, Suaqui Grande irrevocably grants to Minera Sandia all the consents, agreements, permits, or authorizations that may be necessary so that:

1.

Minera Sandia may obtain the approval of the environmental impact statements which may be required in a given case and all licenses, permits, or authorizations which the competent authorities must grant or

Mining Agreement
Minera Suaqui Grande S. de R.L. de C.V. and
Minera Sandia, S.A. de C.V.
June 13, 2009

confer to it, according to the Environmental Law, so that Minera Sandia may lawfully develop its activities on the Lots.

2.

Minera Sandia may apply for and obtain all other permits, licenses, concessions, or authorizations of any other type, pursuant to Other Relevant Ordinances and in other matters that Minera Sandia may require to lawfully develop its activities on the Lots.

3.

That which has been agreed to in this subsection (C) shall be deemed as Suaqui Grande’s consent, agreement, approval, permit, or authorization for all ends or purposes specified above, so that the additional or other consent, agreement, permit, or authorization by Suaqui Grande or any other person related to Suaqui Grande shall not be required.

(D)

Minera Sandia shall plan, execute, develop, control, and supervise in an exclusive way, all the mining works which it is entitled to execute pursuant hereto and the Mining Law and its Regulation, exclusive of Suaqui Grande and any other person. All the decisions regarding the Lots, including those related to the methods, procedures, and equipment to be used and related to the exercise of all other rights acquired hereby by Minera Sandia, shall be of Minera Sandia’s exclusive concern and competence, excluding Suaqui Grande and any other person. Minera Sandia may execute its mining works in the Lots, directly by itself or through contractors or other service providers.

(E)

During the Term of the Option, Suaqui Grande shall have the following additional obligations: (i) it shall refrain from hampering or preventing, by any means whatsoever, the exercise of the rights and the compliance of the obligations acquired and assumed by Minera Sandia hereby; (ii) it shall refrain from assigning or promising to assign, or to grant in any other way to a third party or third parties, titles or any right resulting from or related to any of the Concessions or any of the Lots, or any of the Related Agreements, or any of the Permits to Minera Sandia’s assignee or assignees, unless it does so, stringently abiding by this agreement; (iii) it shall refrain from establishing Liens or to allow to establish or impose Liens on any of the Concessions, or on any of the Lots, or any of the Related Agreements, or any of the Permits, and shall also refrain from providing any of the agreements, permits, or rights of reference, as security; (iv) it shall refrain from abandoning part or all of the land covered by any of the Concessions; to relinquish any of the Concessions, to request the decrease of the area of any of the Lots or in any other way or through any other means, to waive rights or privileges related to any of the Concessions or any of the Lots, unless sit does so with Minera Sandia’s express, prior, and written consent; (v) it shall notify Minera Sandia, diligently and within the lawful term to answer or appear, of any notices, summons, injunctions, complaints, liquidations, official letters and other types of communications, from authorities or respectively from private parties, that are somehow related to any of the Concessions or to any of the Lots, or any of the Related Agreements, or any of the Permits, or this agreement; (vi) it shall diligently collaborate with Minera Sandia with respect to any actions it must or wants to take or execute in relation to the acts referred to in the foregoing paragraph of this subsection (E) and to obtain the consent or authorization of the owner of possessor of the Surface Land in order to execute its mining

Mining Agreement
Minera Suaqui Grande S. de R.L. de C.V. and
Minera Sandia, S.A. de C.V.
June 13, 2009

works and/or to obtain the resolution of temporary occupancy thereof, pursuant to the Mining Law and its Regulation; (vii) it shall diligently collaborate with Minera Sandia with respect to any of the actions its must or wishes to take to exercise and comply, in a timely manner, the rights and obligations it acquires hereby; (viii) when the acts referred to in numeral (v) (five) of this subsection (E) have been initiated or have been executed by acts or omissions of Suaqui Grande or a person who acts or acted on behalf, by instructions, or to the benefit of Suaqui Grande, the latter shall hold Minera Sandia harmless from any liability or obligations directly or indirectly related thereto; it shall indemnify Minera Sandia for damages and shall compensate it for the damages sustained by Minera Sandia directly or indirectly in relation to said acts or omissions and its consequences; and shall reimburse Minera Sandia for procedural fees, cost, and expenses paid by the latter to defend itself from any of these.

(F)	Minera Sandia shall satisfy the obligations resulting from the Environmental Law and Other Relevant Ordinances, for the works performed during the term hereof.

(G)

Minera Sandia shall not be held liable for any infringement of the Environmental Law or Other Relevant Ordinances that has occurred prior to the Date of Execution and after the termination or rescission hereof or for the violations that are not attributable to it for any reason. If despite that which has been set forth in this subsection, Minera Sandia, by law, is held liable for any of such infringements, Suaqui Grande agrees to reimburse and shall reimburse Minera Sandia, within a 5 (five) calendar term following the day on which Minera Sandia has thus requested, for the sums paid by Minera Sandia to respond for the infringement of reference or to release itself from penalties, sanctions, or any other type of adverse legal consequences, plus their accessories and procedural fees, costs, and expenses incurred by Minera Sandia to respond or achieve said release, plus conventional interests on delayed payments at a 12% (twelve per cent) annual rate.

(H)

Minera Sandia shall be liable and have the exclusive obligation resulting from the labor relations with its workers or the relation it has with any person providing services to it as a contractor or in any other capacity, releasing Suaqui Grande from any liability with respect to such relations.

(I)

At the execution of the Final Agreement, Suaqui Grande shall put at the disposal of Minera Sandia, all the records, files, data, and information it has related to the Concessions, the Lots, the Related Agreements, the Permits, it has not provided to Minera Sandia, notwithstanding Suaqui Grande’s statements under oath of telling the truth, and Suaqui Grande shall enable Minera Sandia, at its expense, to prepare summaries thereof and photocopy these or copy them on magnetic or electronic media.

Mining Agreement
Minera Suaqui Grande S. de R.L. de C.V. and
Minera Sandia, S.A. de C.V.
June 13, 2009

4

CLAIMS FROM MINERA SANDIA

(A)

If Minera Sandia does not make some of the payments set forth in subsection (B) of clause 2 (two) hereof on the respective dates stated therein, Suaqui Grande shall provide to Minera Sandia a written notice indicating that it has 30 (thirty) additional calendar days to make such payments or to prove to Suaqui Grande that it already has made such payments, after which term, in case such payment has not been made or if Minera Sandia does not prove to Suaqui Grande that it actually has made such payment, the Option and this agreement shall be deemed terminated automatically and without legal effects whatsoever, without any further liabilities for Minera Sandia than those agreed to herein.

(B)

If Suaqui Grande considers that Minera Sandia has not complied some of its obligations which it acquires hereunder, other than those set forth in subsection (A) of this clause, Suaqui Grande shall notify Minera Sandia in writing that it has thirty (30) calendar days to begin to remedy the non-compliance or to prove to Suaqui Grande that it has not failed to comply, at the end of which period, if it has not begun to remedy the non-compliance or begun to remedy it, or if Minera Sandia has not proven to Suaqui Grande that it did not fail to comply, then, the Option and this agreement shall be deemed terminated automatically and without legal effects whatsoever, without any further liabilities for Minera Sandia than those agreed to herein. The notice of non-compliance shall include sufficient circumstances, so that Minera Sandia may take the pertinent corrective measures or remedies, according to the nature of the attributed failure to comply.

(D)

Suaqui Grande shall not be entitled to file a complaint against, or take, or petition any other legal measure against Minera Sandia, without previously proceeding as established in the two foregoing paragraphs of this clause, as may be applicable. As of now, the parties agree that the fact that Suaqui Grande exhausts the mechanism established in the two foregoing shall be deemed, for all legal purposes, a necessary assumption as regards the lawfulness of any action or any other type of measure or legal petition which Suaqui Grande intends to inchoate or file against Minera Sandia.

5

ACT OF GOD OR EVENT OF FORCE MAJEURE

The term for the compliance of the obligations which the parties acquire pursuant hereto, the Term of the Option, and the duration of this agreement shall be suspended and shall be kept so, during the entire duration of the act of God or event of force majeure, without it therefore being deemed that the parties have failed to comply said obligations or that they have decided not to exercise the Option, or that this agreement has been breached. For the purposes of this subsection, the following, by way of illustration, respectively constitute acts of God or events of force majeure: strikes, blockades, closing of or obstacles on roads; lockouts, taking possession of facilities, offices, or other property of Minera Sandia o its contractors or subcontractors thereof; protests, demonstrations, or other types of actions by environmentalist groups or

Mining Agreement
Minera Suaqui Grande S. de R.L. de C.V. and
Minera Sandia, S.A. de C.V.
June 13, 2009

persons or Indian or ethnic groups or persons or non governmental organizations, or neighbors or ejidos or ejido members; expropriations, seizures or taking possession of property ordered and executed or tolerated by any level or jurisdiction of government authorities; laws, regulations; decrees, orders for the suspension of activities or closures, or other types of governmental acts, including, but without being limited to acts of environmental authorities, judgments; not having obtained a license, permit, agreement, authorization, consent, right of access or right of way or delay in obtaining such; prohibition for exporting ores decreed by the Mexican government; decree of ruinous taxes or contributions or non-tariff measures that make producing and exporting ores unprofitable, at the sole opinion of Minera Sandia; unavailability of materials or means of transportation; impossibility or insurmountable difficulty, in Minera Sandía’s sole opinion, to enter and exit the Surface Land, and other events of a similar or analogous nature. The term for the compliance of the obligations that Minera Sandia acquires pursuant hereto, the Term of the Option and the duration hereof shall be deemed automatically extended for a period of time equal to that of the duration of the cause of suspension stipulated in this clause, without prejudice of Minera Sandia’s right to terminate it in advance. No act of God or event of force majeure shall release Minera Sandia from its obligation to pay the mining rights for the Concessions, all during the Term of the Option, unless, any or some of these obligations can not be complied since said rights can not or have not been received by the banks, authorities, institutions, or agencies that should receive them, or for not being able to pay due to any cause, reason or circumstance not attributable to Minera Sandia.

The party which takes this clause as its basis shall take all steps and shall execute all actions reasonably possible to eliminate the act of God or event of force majeure or its effects and, if possible, shall comply with the obligations it acquires hereunder, to the degree in which it is practical. None of the parties shall have the obligation to negotiate or compromise with the persons, groups, organizations, or authorities that give rise to the events set forth in this clause, or the obligation to challenge state, governmental or administrative acts which also constitute events of force majeure pursuant to this clause, or the obligation of complying with what has been agreed to herein, if an event of force majeure or act of God renders such compliance impossible.

The lack of possibility to comply due to an event of force majeure or act of God shall release the parties, while the cause or event of force majeure or act of God persists, except when the act of God is caused by the lack of funds of the party of reference.

The establishment, imposition, registration, continuation, or subsistence of a Lien on any of the Concessions or any of the Lots or part of any of the Lots or any of the Related Agreements or on any of the properties or rights of Suaqui Grande subject to this agreement shall not be deemed an event of force majeure or an act of God and therefore, shall not excuse Suaqui Grande’s failure to comply.

6

ASSIGNMENT OF RIGHTS AND OBLIGATIONS AND ESTABLISHMENT OF SECURITY

(A)

As of now, Suaqui Grande irrevocably authorizes Minera Sandia to assign some or all of the rights and obligations resulting in its favor from this agreement or the Concessions, without the need of any further or additional agreement or consent, without further obligation for Minera Sandia than that of informing Suaqui Grande, within a 30 (thirty) calendar day term following the date on which the assignment has taken place, (i) the name or corporate name of the assignee; (ii) the date of the

Mining Agreement
Minera Suaqui Grande S. de R.L. de C.V. and
Minera Sandia, S.A. de C.V.
June 13, 2009

assignment; (iii) the business address of the assignee; and (iv) the name of the assignee’s representative with whom Suaqui Grande shall deal with in regard to everything related to said assignment, the latter provided the assignee has informed Minera Sandia thereof. The assignment referred to in this subsection shall fully (in case of the total assignment) or partially (in case of the partial assignment) release Minera Sandia from the obligations it assumes hereunder.

(B)

Suaqui Grande shall only be entitled to assign, promise to assign, lien, option, or enter into contracts and agreements in relation to some or all of the rights and obligations resulting hereunder or in relation to any of the mining concessions, agreements, permits, properties, or rights object hereof (prior to these being acquired by Minera Sandia) or to provide as security or to create or impose a Lien on any of said rights or obligations, or mining concessions, agreements, permits, properties or rights object hereof (prior to these being acquired by Minera Sandia), if it has Minera Sandia’s previous, express and written agreement and none of these acts shall be opposable to Minera Sandia if the latter did not consent to them as agreed to in this section.

(C)

Minera Sandia may provide this agreement and the rights resulting hereunder as security and any further or additional consent or agreement from Suaqui Grande shall not be required for such purpose and hereby, Suaqui Grande irrevocably grants its agreement and consent thereto.

7

TERMINATION

(A)

It shall be deemed the Option and this agreement have been automatically terminated at the up-date of any of these hypotheses: (i) 10 (ten) calendar days after a notice of non-exercise of the Option and termination of this agreement delivered or sent by Minera Sandia to Suaqui Grande has produced its effects; (ii) the up-date of any of the termination hypotheses set forth in clause 4 (four), subsections (A) and (B) hereof; and (iii) the formalization of the Final Agreement (in which case, only the provisions of this agreement that cause Suaqui Grande to indemnify or compensate Minera Sandia or to respond to Minera Sandia for claim for better title or defects in the assigned titles and others that impose obligations in charge of the parties whose compliance were pending after said formalization).

(B)

Within a 180 (one hundred eighty) calendar day term following the effective date of termination of the Option and this agreement by the up-date of any of the hypotheses set forth in paragraph (A), subsections (i) one and (ii) (two) of this clause, Minera Sandia may and shall remove all the facilities, machinery, equipment, and other properties owned by Minera Sandia and by whoever has worked for the latter, which are still on any of the Lots, except for those facilities that should remain thereon pursuant to the Mining Law and its Regulation. The properties which Minera Sandia does not remove from the Lots within the term set forth in this paragraph shall become Suaqui Grande’s property and the latter shall not have to pay Minera Sandia for them, unless Minera Sandia has been unable to remove them due to acts of God or events of force majeure or acts, omissions, liabilities, or obligations attributable to Suaqui Grande or which are Suaqui Grande’s or attributable to persons acting on behalf or by instructions, or to the benefit of Suaqui Grande.

Mining Agreement
Minera Suaqui Grande S. de R.L. de C.V. and
Minera Sandia, S.A. de C.V.
June 13, 2009

(C)

If this agreement is terminated due to any of the hypotheses set forth in paragraph (A), subsections (i) (one) and (ii) (two) of this clause, Minera Sandia shall deliver to Suaqui Grande within a 90 (ninety) calendar day term following the date in which Suaqui Grande may request it in writing, a report describing all the works performed on the Lots, limited to matters of fact, exclusively together with copies of maps showing the location of samples, a copy of the drill assay logbook, a copy of the assay results, and other technical data compiled by Minera Sandia in relation to the Lots, but without any guaranty that the reports, maps, assays and technical data shall be appropriate for any end or purpose whatsoever and without any guaranty as regards their accurateness and completeness.

8

ESTABLISHMENT OF COLLATERAL

(A)

If Minera Sandia decides to exercise the Option and on the date on which the Final Agreement shall be formalized and delivered, any of the Concessions, any of the Related Agreements, or any of the Permits are subject to any Lien or any debt resulting from Suaqui Grande’s acts, omissions, liabilities, or obligations, Minera Sandia may pay the amounts or comply with the obligations or satisfy the liabilities that have given place to the Liens or the debts of reference, which shall be charged to the amounts set forth in paragraph (B) of clause 2 (two) which still have not been paid to Suaqui Grande and, in a given case, pay the amounts owed or comply with the obligations or satisfy the liabilities that must be paid, complied or satisfied in excess of said amounts set forth in paragraph (B) of clause 2 (two) that still have not been paid to Suaqui Grande, and in a given case, to pay the amounts owned or to comply with the obligations or to satisfy the liabilities that should be paid, complied or satisfied in excess of said amounts set forth in paragraph (B) of clause 2 (two), in which case, the Option shall be deemed exercised and Suaqui Grande shall pay or reimburse Minera Sandia what it had paid or complied or satisfied in excess of said amounts set forth in paragraph (B) of clause 2 (two), plus lawful interests. The expenses or disbursements that Minera Sandia would cause to pay, comply, or satisfy Suaqui Grande’s amounts, obligations, or liabilities under the circumstances set forth in this subsection, plus lawful interests shall also be borne by Suaqui Grande, and charged to the amounts set forth in paragraph (B) of clause 2 (two).

(B)

Suaqui Grande commits to reimburse Minera Sandia for the amounts it already had paid Suaqui Grande from among those set forth in paragraph (B) of clause 2 (two) hereof, plus lawful interests, if, on the date on which the Final Agreement should be formalized and delivered, any of the Concessions or any of the Related Agreements or any of the Permits are subject to any Lien or debt resulting from Suaqui Grande’s acts, omissions, liabilities, or obligations and therefore, Minera Sandia decides not to formalize and deliver the Final Agreement, in which case, the Option shall be deemed not exercised. Suaqui Grande shall also pay to Minera Sandia the expenses or disbursements, plus lawful interests, made by Minera Sandia to document, notarize, and notify its decision of not formalizing and delivering the Final Agreement under the circumstances set forth in this paragraph.

(C)

To assure the compliance of the obligations it acquires under paragraphs (A) and (B) of this clause, irrevocably Suaqui Grande establishes in favor of Minera Sandia, first collateral on the titles of the Concessions and the Related Agreements that qualify as personal property pursuant to the law. This collateral

Mining Agreement
Minera Suaqui Grande S. de R.L. de C.V. and
Minera Sandia, S.A. de C.V.
June 13, 2009

shall be effective and shall bind Suaqui Grande and third parties while the secured obligations and their accessories remain unpaid or unsatisfied and shall be registered in the Public registry of Mining. A special notation thereof shall be made as set forth respectively in the Mining Law and its Regulation.

(D)

Suaqui Grande shall respond with its entire estate, for the compliance of the obligations it secures with the pledge object of this clause incase the pledge or the pledged properties were insufficient or were unenforceable due to any reason or circumstance, or in case the pledge could not be made effective to Minera Sandia’s benefit.

(E)

Minera Sandia shall enforce the security interest rights and privileges this clause grants to it, if previously it does not grant to Suaqui Grande a 15 (fifteen) calendar day term so that Suaqui Grande, at its sole expense, may take the steps and measures it may deem necessary in order for the Liens to be cancelled, annulled, superseded, terminated, or in some other way, divested of legal effects, unless the respite harms or could harm Minera Sandia’s position or rights, in its exclusive opinion. To exercise the rights that Suaqui Grande grants to it through this clause, Minera Sandia shall not be bound to wait for the result of legal actions of any type filed by Suaqui Grande before the courts or the result of negotiations, procedures or discussions whose purpose is to obtain the cancellation, release, annulment, or divestment of effects of the Liens through any other legal means.

(F)

If Minera Sandia decides not to exercise the Option, Minera Sandia shall deliver to Suaqui Grande, the cancellation or release of the security established by the effects of this clause, within a 15 (fifteen) calendar day term following the date on which the notice of non-exercise of the Option produces its legal effects.

9

CONFIDENTIALITY

(A)

The parties shall maintain the content and entering into this agreement under absolute confidentiality and shall not use the name of the other party for any purpose related hereto and the properties and rights object of the Option and shall cause its shareholders, directors, officers, representatives, employees, and other related persons maintain it in absolute confidentiality and refrain from using the name of the other party, unless they have to disclose it or use the name of the other party (i) to stock exchange, tax, administrative, judicial or arbitration authorities or officials pursuant to the law; (ii) to banks or other financial entities or parties interested in financing the works which Minera Sandia is entitled to perform hereunder; (iii) to good faith third parties interested in acquiring the rights and obligations resulting hereunder in favor of Minera Sandia; (iv) to the general public pursuant to the laws and rules that govern the placement or sale of shares or securities in Mexican or foreign stock exchanges; and (v) to the accountants and consultants of the parties, subject to what has been agreed to in this clause.

(B)

Notwithstanding what has been set forth in the foregoing paragraph, the parties agree that none of them shall be liable to the other for any negligent or fraudulent disclosure of information by any of its shareholders, directors, officials, representatives, employees, and other persons related thereto, if said party took reasonable measures so that said information would be treated as confidential and kept as such.

Mining Agreement
Minera Suaqui Grande S. de R.L. de C.V. and
Minera Sandia, S.A. de C.V.
June 13, 2009

(C)	The registration of this agreement in the Public Registry of Mining or in other public registries shall not be deemed to be an infringement of the duty of confidentiality.

10

OTHER STIPULATIONS

(A)

This agreement substitutes, cancels, supersedes, terminates and leaves without effects any agreements, letters of agreement, contracts, letters of intent, and agreements of any other type entered into in relation to the object hereof, on a date prior to the one hereof.

(B)

All the obligations and commitments assumed by the parties are contained and exclusively comprised herein. There are no verbal agreements or understandings, prior or contemporary to the execution hereof, which binds the parties in any sense whatsoever.

(C)

The parties agree that they shall execute and deliver to the other party, any other additional documents and shall take any additional actions that may be necessary to attain the objectives hereof and that in all these cases, they shall proceed in a diligent and timely fashion, but this paragraph shall not be construed as binding the parties to grant securities or to constitute Liens other than those agreed to herein.

(D)	No modification, amendment or addition hereto shall be binding or enforceable coactively if not provided in writing and if not executed by all the contracting parties.

(E)

The sole purpose of the titles or headings used herein is to facilitate reading the agreement, but do not determine, affect, restrict, or expand the scope of the rights and obligations resulting from this meeting of the wills.

(F)

For the purposes hereof, “business days” shall be those that are not deemed to mandatory holidays pursuant to the Mexican Federal Labor Law. Whenever the last day of any term set forth herein to make a payment or execute an action is a mandatory holiday pursuant to the Mexican Labor Law, the payment shall be made or the action shall be performed on the immediately following business day. For the purposes hereof, “calendar days” shall be all the days of the regular calendar. In this agreement, “months” shall refer to periods comprising thirty calendar days, whenever these do not start being calculated as of the first day of the calendar month of reference. Whenever a calendar month begins to be calculated as of its first day, a “month” shall be deemed to be the number of calendar days comprised in said period.

(G)

In the negotiation and execution hereof, there has been no fraud, bad faith, violence, illegality, error, reverential fear, disability, nor any other defect that affects the contracting parties’ will or consent.

Mining Agreement
Minera Suaqui Grande S. de R.L. de C.V. and
Minera Sandia, S.A. de C.V.
June 13, 2009

(H)

The parties categorically state that they have no action for the non-existence, invalidity, nullity, or inefficiency hereof or other similar ones tending to deprive it of effects or to release them of its binding nature and that they irrevocably waive those which, in a given case, they could have to obtain any of said declarations.

(I)

In particular, there is no injury. The considerations agreed to herein are fair, equitable, and commercial. Notwithstanding the foregoing, the parties irrevocably waive any action or right which, in a given case, they would have to claim the non-existence, nullity, rescission, inefficiency, or deprivation of legal effects of this agreement due to objective or subjective injury or any other type.

(J)

If any stipulation herein were invalid, illegal, inefficient or unenforceable coactively in any respect in any jurisdiction, the validity, legality, efficiency or coactive nature thereof or a different stipulation shall not be affected or suffer demerit in any way whatsoever due to said circumstance in any jurisdiction.

(K)

All consents, authorizations, permits, waivers, agreements, acknowledgements, confirmations, and covenants given and agreed on in this contract shall be deemed irrevocable, despite this is not stated expressly in some cases.

(L)

The disbursements made by any of the parties pursuant hereto shall be deemed exclusively for their expense, that is, the party that makes such disbursements shall not be entitled to compensation, prorating, reimbursement or refund for any other concept.

(M)

During the discussion and acceptance of the terms, conditions, and clauses hereof, and at the time of its execution, ratification and acknowledgement, the parties consulted with their legal counsels who explained to them the scope and legal consequences of the content hereof duly and sufficiently.

(N)

The parties acknowledge the legal existence and subsistence of the other party, as well as the appointments and powers, and authority of who enter into this agreement in their respective representation, since their legal counsels have had before them and analyzed the documents that prove it.

(O)

Whenever in this agreement reference is made to signatures and acknowledgement of content or formalization by instrument of public record, this shall be deemed to be the ratification of signatures, acknowledgement, and formalization before a notary public selected by Minera Sandia, whose expenses and fees shall be borne by Minera Sandia.

(P)

Nouns in singular shall be deemed to include the plural and nouns in plural shall be deemed to include the singular, and male, female and neuter genders shall be deemed to be mutually excluding, all of this pursuant to the context and the parties’ intent, as stated in all of the clauses hereof. The term “including” shall refer to “including, but without being limited to that which has been stated expressly”.

Mining Agreement
Minera Suaqui Grande S. de R.L. de C.V. and
Minera Sandia, S.A. de C.V.
June 13, 2009

(Q)

If any of the parties omits to demand or request the stringent compliance of any provision hereof or grants its consent with respect to an action or omission of the other party, or waives some right provided to it hereunder, said circumstance shall not be interpreted as a waiver of the party adversely affected, to demand o request the compliance of said provision at a diverse time or as having provided its consent with respect to another similar action or omission, or as a waiver to enforce the right at a latter time.

11

DOMICILES

All notices, notifications, or communications which are given or must be given in relation hereto shall be delivered, made or sent in writing to the following domiciles:

(A)	If for Suaqui Grande:

Avenida 10 (ten) number 71 (seventy one), between 2 (two) and 3 (three), Colonia Bugambilias, Hermosillo, Sonora.

(B)	If to Minera Sandia:

Dr. Aguilar number 162 (one hundred sixty two), Colonia Prados Centenario, Hermosillo, Sonora.

With copy for Eduardo Robles Elias, on Boulevard Hidalgo 64, Colonia Centenario, Hermosillo, Sonora 83260.

(C)

Unless otherwise is set forth herein, notices and communication shall be deemed effective on the business day following that on which they have been conclusively received at the respective domiciles set forth hereinabove. If the postal system is used, notices and communications shall always be sent by certified mail, return receipt requested.

(D)

Notices, notifications, or communications may be delivered or made to whoever they addressed anywhere, wherever the addressee or its attorney in fact or legal representative with sufficient powers may be located, although it might not be the domicile set forth in this clause and notices, notifications, or communications thus delivered, shall have the same value and effect as if delivered at the domicile established in this clause.

(E)	Judicial summons shall be served and shall be deemed effective, where, when and under the conditions set forth in the law.

(F)

While the parties do not establish a domicile other than the one set forth in this clause, notices, notifications, and communications they respectively may give each other, make or send to the domicile set forth in this clause, shall be fully effective, although effectively and actually the parties no longer have the domicile established in this clause. Notices of change of domicile shall become effective

Mining Agreement
Minera Suaqui Grande S. de R.L. de C.V. and
Minera Sandia, S.A. de C.V.
June 13, 2009

on the fifteenth calendar day following the date on which such notices become effective pursuant to this clause. Any new domicile of Suaqui Grande or of Minera Sandia set forth for the ends and purposes of this clause shall be located in Mexico and shall be precise as regards the street, street number, suite or apartment number or letter (in a given case), the city area or name of urban development, the city and its zip code.

12

CONTROVERSIES OR DIFFERENCES AND APPLICABLE LAW

(A)

The parties shall subject to the exclusive jurisdiction and competence of the courts of Hermosillo, Sonora, so these may know about and resolve on any legal action, measure, or petition whose direct or indirect cause is this agreement, including, but not limited thereto, those related to its existence, validity, interpretation, and compliance and, clearly, expressly and precisely waive the jurisdiction and competence of other judges or courts that could correspond to them by reason of their domicile, location of the administration, or the main business establishment if the parties, contacts with other jurisdictions or doctrines or similar principles, subject of this agreement, territory or any other current or future reasons, causes or circumstances.

(B)

The Mexican law shall govern all controversies that may arise in relation to the existence, validity, interpretation, and compliance hereof and the obligations and liabilities of the parties, including its compulsory enforcement, excluding the norms of said law that establish a jurisdiction or competence other than the one agreed to in the immediately foregoing paragraph and excluding the norms of said law that establish this agreement is subject to a juridical order other than that of Mexico.

             Having been well-informed of the legal scope and content hereof, the parties execute this agreement fully in agreement therewith and make it binding in all legal respect, in four counterparts, each of which shall be deemed an original which shall have the same value and effect, in Hermosillo, Sonora, on the 13th (thirteenth) day of the month of June, 2009 (two thousand and nine).

An illegible signature
Minera Suaqui Grande, S. de R.L. de C.V.
Represented by Jorge Luis Fimbres Castillo

An illegible signature
An illegible signature
Minera Sandia, S.A. de C.V.
Represented by William Pierce Carson

Witnesses

An illegible signature	An illegible signature
Noelia Alvarado Sau	Concepcion Alvarado Sau

Mining Agreement
Minera Suaqui Grande S. de R.L. de C.V. and
Minera Sandia, S.A. de C.V.
June 13, 2009

STATE OF NEW MEXICO

MARY HERRERA

SECRETARY OF STATE

APOSTILLE

(Convention de La Haye du 5 octobre 1961)

1. Country: United States of America

This public document

2. has been signed by **LISA VIVIAN**
3. acting in the capacity of Notary Public, State of New Mexico
4. bears the seal/stamp of **LISA VIVIAN**

   State of New Mexico

   Certified

5. at Santa Fe, New Mexico
6. the **14th** day of **July** **2009**
7. by the Secretary of State, State of New Mexico
8. No. 51441
9. Seal/Stamp
10. Signature

Mary Herrera
New Mexico Secretary of State

325 DON GASPAR, SUITE 300, SANTA FE, NEW MEXICO 87503 • PHONE: (505) 827-3600 • FAX: (505) 827-8081
(800) 477-3632 • www.sos.state.nm.us

(Translation of the foregoing notarial certification and Apostille into Spanish)

Hermosillo, Sonora, Mexico, August 10, 2009

To whom it may concern:

          Hereby, the undersigned, IVETTE MARIAN ARNOLD, certifies that the attached translations are an accurate translation into the SPANISH language, of a page of signatures and apostille No. 51441, executed by Mary Herrera, Secretary of State of New Mexico, which appears in the ENGLISH language, with the modifications necessary for its better understanding.

Ivette Marian A. (signature)	A stamp that reads:
Federal Taxpayer’s Registry:	IVETTE MARIAN ARNOLD
MAAI-700927-D36	Interpreter-Translator

English-Spanish of the Honorable	Federal Taxpayer’s Reg.
Supreme Court of Justice of the	MAAI-700927d36
State as evidenced in document	Isidro Olvera No. 21

16/2002, dated July 9, 2002	Hermosillo, Sonora
Issued by said Honorable Court

Mining Agreement
Minera Suaqui Grande S. de R.L. de C.V. and
Minera Sandia, S.A. de C.V.
June 13, 2009

Attachment “A”

Related Agreements

[WITHOUT ATTACHMENT]

Mining Agreement
Minera Suaqui Grande S. de R.L. de C.V. and
Minera Sandia, S.A. de C.V.
June 13, 2009

Attachment “B”

PERMITS

[WITHOUT ATTACHMENT]

In Hermosillo, Sonora, on the 13th (thirteenth) day if June, 2009 (two thousand and nine), before the undersigned attorney Jesus Jose Francisco Arturo Lizarraga Murguia, acting notary public number 35 (thirty five), in and for Hermosillo, Sonora, and in exercise in this notarial district, APPEARED:-----------------------------------------------

Jorge Luis Fimbres Castillo, representing Minera de Suaqui Grande Sociedad de Responsabilidad Limitada de Capital Variable (Limited Liability Corporation of Variable Capital), who stated being a Mexican national, of legal age, married, born in Suaqui Grande, Sonora, on October 30 (thirty), 1954 (one thousand nine hundred fifty four), a professional, with domicile on Avenida 10 (ten), number 71 (seventy one), between 2 (two) and 3 (three), Colonia Bugambilias in Hermosillo, Sonora, and identified himself with voters’ registration card with folio number 45391288 (four five three nine one two eight eight), besides the witnesses, whose personal data shall be inserted in a latter chapter, who STATED: -----------------------------------------------------------

(1) That they appear before the undersigned notary public to acknowledge each and every portion of the content of the MINING AGREEMENT (UNILATERAL PROMISE FOR THE TRANSFER OF MINING CONCESSION TITLES, GRANTING EXPLORATION RIGHTS AND ESTABLISHMENT OF SECURITY INTEREST ON OWNERSHIP OF MINING CONCESSIONS), entered into by Minera de Suaqui Grande Sociedad de Responsabilidad Limitada de Capital Variable (Limited Liability Corporation of Variable Capital), represented by Jorge Luis Fimbres Castillo, on one hand, and Minera Sandia Sociedad Anonima de Capital Variable (Stock Corporation of Variable Capital), represented by William Pierce Carson, on June 13 (thirteen), 2009 (two thousand and nine), which comprises 29 (twenty nine) letter-size pages , with text only on the front side and to ratify the signature of those who undersign it, which acknowledge as their own.------------------------------------------------

(2) Through its representative, Minera de Suaqui Grande Sociedad de Responsabilidad Limitada de Capital Variable (Limited Liability Corporation of Variable Capital) grants before the attestation of the undersigned notary public, the powers and authority referred to in paragraph “F” of clause 2 (two) of the agreement object hereof, which is deemed integrally reproduced herein for all pertinent legal purposes; therefore it shall abide by and go through all the acts, formalities, and representations of the legal representatives designated in this clause, in the exercise of the powers and authority conferred upon them. -----------------------------------------------------

LAWFUL EXISTENCE AND REPRESENTATION OF MINERA SUAQUI GRANDE SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE --------------

Mr. Jorge Luis Fimbres Castillo proved to me being the Sole Manager of Minera de Suaqui Grande Sociedad de Responsabilidad Limitada de Capital Variable with the

[1]

original copy of instrument of public record number 1,909 (one thousand nine hundred nine), volume 83 (eighty three), executed before and certified by attorney Rene Ramirez Buentello, notary public number 80 (eighty) in and for Hermosillo, Sonora, on January 17 (seventeen), 1996 (one thousand nine hundred ninety six), registered in the Public Registry of Property and Commerce under number 11,802 (eleven thousand eight hundred two), volume 54 (fifty four), Book One, Commerce Section, dated January 23 (twenty three), 1996 (one thousand nine hundred ninety six) of which I transcribe the portions pertaining this document of ratification, pursuant to the Mining Law and its Regulation: “CLAUSES:- ARTICLE ONE.- CORPORATE NAME.- The corporation’s corporate name shall be “MINERA DE SUAQUI GRANDE”. This corporate name shall be followed by the words “Sociedad de Responsabilidad Limitada de Capital Variable” (“Limited Liability Corporation of Variable Capital”) or its abbreviation in the Spanish language, “S.R.L. de C.V.”.- ARTICLE THIRTEEN. CORPORATION’S ADMINISTRATION. 1.- Form.- A sole Manager shall be in charge of the corporation’s direction and administration.- ARTICLE FOURTEEN. POWERS OF THE SOLE MANAGER.- The sole manager shall be in charge of the administration and direction of the corporation’s business; therefore, he shall be entitled to perform as many acts and operations as may be required to attain the corporate purpose, except those which by the law or by provision of these articles of incorporation are reserved exclusively to the members’ meeting.- He may represent the corporation before all types of private persons and any judicial, civil, and criminal, labor or administrative authorities, whether federal, state or municipal. In order to perform the foregoing, he shall be invested with the broadest powers, such as those which b y way of illustration, but not by way of limitation are stated herein below:- 1.- Lawsuits and Collections: - General power of attorney for lawsuits and collections, without any limitations whatsoever, including all the general and special powers that pursuant to the law require a special clause in accordance with the terms of the first paragraph of article 2554 of the Civil Code for the Federal District and its correlative article in the civil codes of the States of the Republic, among which are those referred to article 2587 of said Code and that of voluntarily dismiss amparo proceedings (to protect constitutional rights); to file accusations for criminal deeds and to file complaints and to voluntarily dismiss them; to aid the District Attorney and to grant legal pardon.- 2.- Acts of Administration: - General power of attorney for acts of administration pursuant to the terms of the second paragraph of article 2554 two thousand five hundred fifty four of the Civil Code for the Federal District and its correlative article for the civil codes of the States of the Republic.- 3.- Acts of Ownership:- General power of attorney for acts of ownership pursuant to the terms of the third paragraph of article 2554 two thousand

[2]

five hundred fifty four of the Civil Code for the Federal District and its correlative article for the civil codes of the States of the Republic.- 4.- Negotiable Instruments.- Power of attorney to subscribe, grant, and endorse negotiable instruments and credit transactions pursuant to the terms of article 9 of the General Law on Negotiable Instruments and Credit Transactions.- 5.- Substitution.- Power to subscribe and substitute general and special powers of attorney and to revoke the former and the latter ... TRANSITORY CLAUSES.- TENTH.- The members resolve that the corporation shall initiate its operations being administrated by a Sole Manager, designating Mr. JORGE LUIS FIMBRES CASTILLO for such purpose, who in order to perform his office shall have all powers referred to in article Fourteen of the corporate bylaws.” --------------------------------------------------------------------------------------------------------
Due to the documents described in the foregoing paragraphs, which I had before me, I attest that the appearing parties actually have the necessary powers to enter into this agreement, whose content they acknowledge and ratify. -----------------------------------------

Under oath of telling the truth and being warned of the penalties incurred by those who provide false statements before a notary public, the appearing party stated that the powers with which he appears representing his principal, have neither been revoked nor limited in any way whatsoever. ---------------------------------------------------------------------

For purposes of ratification and the subscription of the powers stated herein, appeared as witnesses: Noelia Alvarado Sau, who stated being a Mexican national single, file clerk, having been born in Hermosillo, Sonora, on January 19 (nineteen), 1974 (one thousand nine hundred seventy four and having her elected domicile at Boulevard Hidalgo 64 (sixty four), Colonia Centenario in this city; and Concepcion Alvarado Sau, who stated being a Mexican national single, having been born in Hermosillo, Sonora, on March 30 (thirty), 1978 (one thousand nine hundred seventy eight), occupation lawyer, and having her elected domicile at Boulevard Hidalgo 64 (sixty four), Colonia Centenario in this city.

-------------------------------------------------------------------------------------------------------------DOCUMENTS ATTACHED ------------------------------------

The following documents are attached to this document for the ratification of signatures: (a) Agreement object of this document; (b) Copy of the voters’ identification cards with photograph of the appearing party and the witnesses. ------------------------------

I, the undersigned notary public spread upon the record under my certification, for all legal purposes that may be lawful: 1. That I made sure of the identity of the appearing parties who identified themselves with voter’s identification card with photograph and with immigration document, respectively. 2. That the appearing parties have legal capacity to enter into agreements and to bind themselves, which I spread upon the record, since I do not observe in them any evident manifestations of natural disability

[3]

and not being aware that they are subject to civil lack of capacity. 3. That I had before me the documents which were submitted to me for preparing this ratification document, originals which I returned to the appearing parties. 4. That the appearing parties read by themselves, the document whose content they acknowledged and ratified. 5. That I explained to the appearing parties the legal value and consequences of the content of this document, in order to comply with what is ordered by the Notarial Law for the State of Sonora. 6. That the appearing party, Jorge Fimbres Castillo actually has the representation on behalf of which he proceeds and that said representation is legitimate pursuant to the authentic documents which he exhibited to me for such purpose and which have been referred to and transcribed in the pertinent portions of this instrument. I Attest. ------------------------------------------------------------------------------------

Hermosillo, Sonora, June 13 (thirteen), 2009 (two thousand and nine)

An illegible signature
Minera Suaqui Grande, S. de R.L. de C.V.
Represented by Jorge Luis Fimbres Castillo

An illegible signature	An illegible signature
Noelia Alvarado Sau	Concepcion Alvarado Sau

An illegible signature
Attorney Jesus Jose Francisco Arturo Lizarraga Murguia
Acting Notary public number 35 (thirty five)
Hermosillo, Sonora, Mexico

     A stamp that reads: UNITED MEXICAN STATES.-
Atty. Jesus Jose Francisco Arturo Lizarraga Murguia.-
ACTING NOTARY PUBLIC NUMBER 36.-
Hermosillo, Sonora, Mexico.

[4]

A coat-of-arms

UNITED MEXICAN STATES

FEDERAL ELECTORAL INSTITUTE

FEDERAL VOTERS' REGISTRY

VOTERS' IDENTIFICATION DOCUMENT

NAME **AGE** 37

FIMBRES **SEX** M

CASTILLO

JORGE LUIS A photograph

ADDRESS

C. ZARAGOZA 7

85580

SUAQUI GRANDE

FOLIO 45391288 **YEAR OF REGISTRATION** 1991 0

VOTER'S CODE FMCSJR54103026H000

STATE **26** **DISTRICT**

MUNICIPALITY 040 **TOWNSHIP** 0001 **SECTION** 0273

027323784012

THIS DOCUMENT IS NOT TRANSFERABLE.
IT IS NOT VALID IF IT HAS STRIKE-OUTS
OR CORRECTIONS.
THE HOLDER IS COMMITTED TO NOTIFY
OF A CHANGE IN ADDRESS WITHIN A 30
DAY TERM FOLLOWING SAID CHANGE
OF DOMICILE.

an illegible signature a fingerprint

EMILIO CHUAYFFET CHEMUT
DIRECTOR GENERAL OF THE
FEDERAL ELECTORAL INSTITUTE

AN ILLEGIBLE SIGNATURE

FEDERAL ELECTIONS LOCAL

94 97 00 03 94 95 96 97 98 99 00 01 02 03 SPECIAL

A coat-of-arms

UNITED MEXICAN STATES

FEDERAL ELECTORAL INSTITUTE

FEDERAL VOTERS' REGISTRY

VOTERS' IDENTIFICATION DOCUMENT

NAME **AGE** 19

ALVARADO **SEX** F

SAU

CONCEPCION A photograph

ADDRESS

PRIVADA MANUEL Z. CUBILLAS 75 A

COL. CENTRO 83260

HERMOSILLO SON

FOLIO 105792236 **YEAR OF REGISTRATION** 1997 00

VOTER'S CODE ALSACN78033026M700

STATE 26 **DISTRICT**

MUNICIPALITY 049 **TOWNSHIP** 0001 **SECTION** 0517

0517635616 03

THIS DOCUMENT IS NOT TRANSFERABLE.
IT IS NOT VALID IF IT HAS STRIKE-OUTS
OR CORRECTIONS.
THE HOLDER IS COMMITTED TO NOTIFY
OF A CHANGE IN ADDRESS WITHIN A 30
DAY TERM FOLLOWING SAID CHANGE
OF DOMICILE.

Concepcion Alvarado Sau (SIGNATURE)

an illegible signature a fingerprint

AGUSTIN (ILLEGIBLE) SALDAÑA
SECRETARY GENERAL OF THE
FEDERAL ELECTORAL INSTITUTE
ACTING AS DIRECTOR GENERAL

FEDERAL ELECTIONS	LOCAL
94 97 00 03	94 95 96 97 98 99 00 01 02 03 SPECIAL

A coat-of-arms

UNITED MEXICAN STATES

FEDERAL ELECTORAL INSTITUTE

FEDERAL VOTERS' REGISTRY

VOTERS' IDENTIFICATION DOCUMENT

NAME **AGE** 31

ALVARADO **SEX** F

SAU

NOELIA A photograph

ADDRESS

PRIVADA MANUEL Z. CUBILLAS 75 A

COL. CENTRO 83260

HERMOSILLO SON

FOLIO 0000085646112 **YEAR OF REGISTRATION** 1993 01

VOTER'S CODE ALSANL74011926M300

STATE 26 **DISTRICT**

MUNICIPALITY 049 **TOWNSHIP** 0001 **SECTION** 0517

0517063308391

THIS DOCUMENT IS NOT TRANSFERABLE.
IT IS NOT VALID IF IT HAS STRIKE-OUTS
OR CORRECTIONS.
THE HOLDER IS COMMITTED TO NOTIFY
OF A CHANGE IN ADDRESS WITHIN A 30
DAY TERM FOLLOWING SAID CHANGE
OF DOMICILE.

an illegible signature a fingerprint

MARIA DEL CRMEN ALANIS FIGUEROA
EXDCUTIVE SECRETARY OF THE
FEDERAL ELECTORAL INSTITUTE

Noelia A Sau (SIGNATURE)

FEDERAL ELECTIONS LOCAL

12 15 06 09 09 10 11 12 13 04 05 06 07 08 SPECIAL

OTHERS